UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2008

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 California Avenue, Irvine, California		92617
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 926-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 5, 2008 the Compensation Committee of the Board of Directors of Broadcom Corporation established the annual base salaries of certain executive officers listed on Exhibit 10.1 hereto (the "Applicable Executive Officers"). The new base salaries for the Applicable Executive Officers will become effective April 4, 2008 and are listed in Exhibit 10.1 to this report and incorporated herein by reference.

In addition, on March 5, 2008 the Compensation Committee awarded a cash bonus for 2007 performance to each of the Applicable Executive Officers under the company’s Executive Officer Performance Bonus Plan. The bonuses for the Applicable Executive Officers are listed in Exhibit 10.1 to this report and incorporated herein by reference. The bonuses will be paid on or before March 15, 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 2007 Bonuses & 2008 Base Salaries of Applicable Executive Officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

March 11, 2008	By:	/s/ Eric K. Brandt

Name: Eric K. Brandt
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	2007 Bonuses & 2008 Base Salaries of Applicable Executive Officers.